                                                                    EXHIBIT 99.1


                    PRO FORMA COMBINED FINANCIAL STATEMENTS

     The unaudited pro forma combined condensed financial statements give effect to the following transactions (collectively, the "Transactions"):

          (i) On May 29, 1998, Tesoro Petroleum Corporation (the "Company" or "Tesoro") completed the acquisition (the "Hawaii Acquisition") of all of the outstanding capital stock of BHP Petroleum Americas Refining Inc. and BHP Petroleum South Pacific Inc. (together, "BHP Hawaii"), both of which were affiliates of The Broken Hill Proprietary Company Limited ("BHP"). Tesoro paid $243.5 million in cash at closing for the acquisition, including $68.5 million for estimated working capital, which is subject to post-closing adjustments. In addition, Tesoro issued an unsecured, non-interest bearing promissory note (the "BHP Note") in the amount of $50 million for the Hawaii Acquisition, which is payable in five equal annual installments, beginning on the eleventh anniversary date of the closing.

          (ii) On August 10, 1998, Tesoro completed the acquisition (the "Washington Acquisition", effective August 1, 1998, and together with the Hawaii Acquisition, the "Acquisitions") of all of the outstanding capital stock of Shell Anacortes Refining Company ("Shell Washington"), an affiliate of Shell Oil Company. Tesoro paid $237 million in cash for the acquisition plus $39.6 million for estimated working capital, which is subject to post-closing adjustments to reflect actual net working capital at closing.

          (iii) In conjunction with the Hawaii Acquisition, Tesoro borrowed funds to finance the cash consideration for the Hawaii Acquisition and refinance substantially all of its then-existing indebtedness. These borrowings were financed through term loans and a revolving credit facility ("Interim Credit Facility") which was fully underwritten by Lehman Commercial Paper Inc., an affiliate of Lehman Brothers Inc. In July 1998, the Company refinanced all borrowings under the Interim Credit Facility with net proceeds from the Offerings (as defined below) and borrowings under the Senior Credit Facility (as defined below).

          (iv) On July 2, 1998, and in connection with the Notes Offering (as defined below) and the Washington Acquisition, the Company entered into a new senior credit facility (the "Senior Credit Facility") in the amount of $500 million. The Senior Credit Facility is comprised of term loan facilities aggregating $200 million (two $100 million tranches, the "Tranche A Term Loans" and the "Tranche B Term Loan", collectively the "Term Loans") and a $300 million revolving credit facility (the "Revolver").

          (v) On July 2, 1998, concurrently with the syndication of the Senior Credit Facility, the Company issued $300 million aggregate principal amount of 9% Senior Subordinated Notes (the "Notes Offering"). On July 1, 1998, the Company issued 9,000,000 Premium Income Equity Securities ("PIES"), representing interests in the Company's Mandatorily Convertible Preferred Stock, with gross proceeds of $143.4 million (the "PIES Offering"), and 5,000,000 shares of Common Stock, with gross proceeds of $79.7 million
     (the "Common Stock Offering," and together with the Notes Offering and the PIES Offering, the "Offerings"). Upon exercise of the over-allotment options granted to the underwriters of the Common Stock Offering and PIES Offering, the Company issued 1,350,000 PIES with gross proceeds of $21.5 million and 750,000 shares of Common Stock with gross proceeds of $11.9 million.

     Borrowings under the Senior Credit Facility, together with the net proceeds from the Offerings, were used to fund the cash purchase price of the Washington Acquisition, to refinance the Interim Credit Facility (a portion of which was used to finance the Hawaii Acquisition), to pay certain fees and expenses related to the Transactions and for general corporate purposes (including working capital requirements and capital expenditures).

     The Acquisitions are being accounted for using the purchase method of accounting. These unaudited pro forma combined condensed statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto, which have been previously filed with the Securities and Exchange Commission.

     The Unaudited Pro Forma Combined Condensed Balance Sheet gives effect to the Transactions as if each had occurred on March 31, 1998. The Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 1997, and the three months ended March 31, 1998, give effect to the Transactions as if each had occurred on January 1, 1997. BHP Hawaii's results of operations, which are reported on a fiscal year ending May 31, have been adjusted to Tesoro's reporting periods. The estimates of the fair value of BHP Hawaii's and Shell Washington's assets and liabilities are based on valuations that are preliminary. Such valuations may be updated with respect to the Hawaii Acquisition and the Washington Acquisition, and may change from the amounts shown herein; however, the Company does not expect such changes to be material. The unaudited pro forma combined condensed financial statements are intended for informational purposes and are not necessarily indicative of the future financial position or future results of the combined companies or of the financial position or the results of operations that would have actually occurred had the Acquisitions been in effect as of the date or for the periods presented.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1998

                                                                     HISTORICAL
                                                          --------------------------------
                                                                       BHP        SHELL       PRO FORMA      PRO FORMA
                                                           TESORO     HAWAII    WASHINGTON   ADJUSTMENTS      COMBINED
                                                          --------   --------   ----------   -----------    -----------
                                                                                 (IN THOUSANDS)
                         ASSETS
Current Assets:
  Cash and cash equivalents.............................  $  2,274   $  2,519    $     25     $  (2,544)(a) $    4,975
                                                                                                  2,701(b)
  Receivables...........................................    64,518     84,304      12,600       (42,372)(a)    119,050
  Inventories...........................................    97,793     71,050      41,305        10,891(c)     221,039
  Prepayments and other.................................     7,984      3,919       4,349          (688)(d)     15,564
                                                          --------   --------    --------     ---------     ----------
         Total Current Assets...........................   172,569    161,792      58,279       (32,012)       360,628
                                                          --------   --------    --------     ---------     ----------
Property, Plant and Equipment:
  Refining and marketing................................   368,183    209,804     372,768       (82,572)(e)    868,183
  Exploration and production............................   311,872         --          --                      311,872
  Marine services.......................................    48,201         --          --                       48,201
  Corporate.............................................    13,802         --          --                       13,802
                                                          --------   --------    --------     ---------     ----------
                                                           742,058    209,804     372,768       (82,572)     1,242,058
    Less accumulated depreciation, depletion and
      amortization......................................   317,645         --     188,127      (188,127)(e)    317,645
                                                          --------   --------    --------     ---------     ----------
    Net Property, Plant and Equipment...................   424,413    209,804     184,641       105,555(e)     924,413
                                                          --------   --------    --------     ---------     ----------
Other Assets............................................    38,447      3,295       8,774        47,271(f)     113,871
                                                                                                 17,819(g)
                                                                                                 (1,735)(d)
                                                          --------   --------    --------     ---------     ----------
         Total Assets...................................  $635,429   $374,891    $251,694     $ 136,898     $1,398,912
                                                          ========   ========    ========     =========     ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable......................................  $ 44,275   $ 46,831    $  9,819     $  (3,553)(a) $   97,372
  Accrued liabilities and current income taxes
    payable.............................................    30,253     12,901       4,833         9,886(h)      57,873
  Current maturities of long-term debt and other
    obligations.........................................    11,428      1,003          --        (9,731)(g)      2,700
                                                          --------   --------    --------     ---------     ----------
         Total Current Liabilities......................    85,956     60,735      14,652        (3,398)       157,945
                                                          --------   --------    --------     ---------     ----------
Deferred Income Taxes...................................    31,003         --      25,523        55,065(j)     111,591
                                                          --------   --------    --------     ---------     ----------
Other Liabilities.......................................    42,821     29,460      14,412       (18,372)(h)     68,321
                                                          --------   --------    --------     ---------     ----------
Long-Term Debt and Other Obligations, Less Current
  Maturities............................................   136,290      8,433          --       336,082(g)     480,805
                                                          --------   --------    --------     ---------     ----------
Notes Payable to Affiliate..............................        --    145,000          --      (145,000)(a)         --
                                                          --------   --------    --------     ---------     ----------
Stockholders' Equity:
  Preferred Stock.......................................        --         --          --       164,954(b)     164,954
  Common Stock..........................................     4,419      8,208           3           958(b)       5,377
                                                                                                 (8,211)(k)
  Additional paid-in capital............................   191,000     52,362     181,011        80,540(b)     271,540
                                                                                               (233,373)(k)
  Retained earnings.....................................   147,039     70,693      16,093       (86,786)(k)    141,478
                                                                                                 (8,178)(g)
                                                                                                  2,617(i)
  Treasury stock........................................    (3,099)        --          --                       (3,099)
                                                          --------   --------    --------     ---------     ----------
         Total Stockholders' Equity.....................   339,359    131,263     197,107       (87,479)       580,250
                                                          --------   --------    --------     ---------     ----------
         Total Liabilities and Stockholders' Equity.....  $635,429   $374,891    $251,694     $ 136,898     $1,398,912
                                                          ========   ========    ========     =========     ==========

         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1998

(a) Represents an adjustment to exclude assets and liabilities of BHP Hawaii and Shell Washington that were not acquired by Tesoro.

(b) Represents an adjustment for the issuance of Mandatorily Convertible Preferred Stock and Common Stock, the proceeds of which were used to finance the Transactions.

(c) Represents an adjustment of finished goods inventories to net realizable value, less an allowance for a normal profit margin, and of raw materials inventories to replacement cost.

(d) Represents an adjustment to conform the accounting policy for refinery maintenance costs to that of Tesoro.

(e)  Represents an adjustment of property, plant and equipment to fair value.

(f) Represents the excess purchase price over the book value of net assets acquired.

(g) Represents an adjustment to reflect the $50 million non-interest bearing BHP Note (discounted at 10%) plus aggregate borrowings of $448 million to finance the Acquisitions, to refinance existing indebtedness of Tesoro and to pay related fees, expenses and debt issue costs.

(h) Represents an adjustment to liabilities for certain employee benefits and for environmental matters taking into effect environmental agreements which provide for certain environmental indemnifications.

(i) Represents an adjustment to reduce income taxes payable for the tax effect resulting from charges to earnings related to the refinancing of existing indebtedness.

(j) Represents an adjustment to record the deferred tax obligations for differences in book and tax basis for the Washington Acquisition.

(k) Represents the elimination of historical equity of BHP Hawaii and Shell Washington.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              HISTORICAL
                                 ------------------------------------
                                               BHP           SHELL        PRO FORMA        PRO FORMA
                                  TESORO      HAWAII       WASHINGTON    ADJUSTMENTS        COMBINED
                                 --------   ----------     ----------   --------------    -----------
                                          (IN THOUSANDS OF DOLLARS EXCEPT PER SHARE AMOUNTS)
Revenues:
  Refining and marketing.......  $720,868   $  946,727     $1,089,918     $               $2,757,513
  Exploration and production...    84,798           --             --                         84,798
  Marine services..............   132,251           --             --                        132,251
  Other income.................     5,543          211             52                          5,806
                                 --------   ----------     ----------     ---------       ----------
          Total Revenues.......   943,460      946,938      1,089,970                      2,980,368
                                 --------   ----------     ----------     ---------       ----------
Operating Costs and Expenses:
  Refining and marketing.......   687,036      882,104      1,038,085         1,500(a)     2,608,725
  Exploration and production...    13,230           --             --                         13,230
  Marine services..............   124,725           --             --                        124,725
  Depreciation, depletion and
     amortization..............    45,729       13,762         12,715        (3,543)(b)       70,554
                                                                              1,891 (c)
  Refinery assets writedown....                 88,813             --       (88,813)(d)           --
  Goodwill write-off...........        --       30,351             --       (30,351)(d)           --
                                 --------   ----------     ----------     ---------       ----------
          Total Operating Costs
            and Expenses.......   870,720    1,015,030      1,050,800      (119,316)       2,817,234
                                 --------   ----------     ----------     ---------       ----------
Operating Profit (Loss)........    72,740      (68,092)        39,170       119,316          163,134
General and Administrative.....   (13,588)     (25,054)(e)    (14,277)                       (52,919)
Interest Expense, Net of
  Capitalized Interest.........    (6,699)      (8,227)          (252)       14,291 (f)      (52,579)
                                                                            (51,692)(g)
Interest Income................     1,597           --             --                          1,597
Other Expense, Net.............    (4,930)          --             --        (2,894)(h)       (7,824)
                                 --------   ----------     ----------     ---------       ----------
Earnings Before Income Taxes...    49,120     (101,373)        24,641        79,021           51,409
Income Tax Provision...........    18,435      (27,032)         8,902        19,230(i)        19,535
                                 --------   ----------     ----------     ---------       ----------
Earnings Before Extraordinary
  Items........................    30,685      (74,341)        15,739        59,791           31,874
Preferred Dividend.............        --           --             --       (11,959)(j)      (11,959)
                                 --------   ----------     ----------     ---------       ----------
Earnings Before Extraordinary
  Items Available for Common
  Shares.......................  $ 30,685   $  (74,341)    $   15,739     $  47,832       $   19,915
                                 ========   ==========     ==========     =========       ==========
Weighted Average Common
  Shares -- Basic..............    26,410                                     5,750           32,160
                                 ========                                 =========       ==========
Weighted Average Common Shares
  and Potentially Dilutive
  Common Shares -- Diluted.....    26,868                                     5,750           32,618
                                 ========                                 =========       ==========
Earnings Before Extraordinary
  Items:
  Per Share -- Basic...........  $   1.16                                                 $     0.62
                                 ========                                                 ==========
  Per Share -- Diluted.........  $   1.14                                                 $     0.61
                                 ========                                                 ==========

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                               HISTORICAL
                                    ---------------------------------
                                                  BHP        SHELL        PRO FORMA        PRO FORMA
                                     TESORO     HAWAII     WASHINGTON    ADJUSTMENTS       COMBINED
                                    --------   ---------   ----------   --------------    -----------
                                           (IN THOUSANDS OF DOLLARS EXCEPT PER SHARE AMOUNTS)
Revenues:
  Refining and marketing..........  $140,213   $ 210,447    $201,431      $                $ 552,091
  Exploration and production......    22,222          --                                      22,222
  Marine services.................    32,818          --                                      32,818
  Other income....................       786          (3)         30                             813
                                    --------   ---------    --------      ---------        ---------
          Total Revenues..........   196,039     210,444     201,461                         607,944
                                    --------   ---------    --------      ---------        ---------
Operating Costs and Expenses:
  Refining and marketing..........   130,720     191,642     195,685          1,500 (a)      519,547
  Exploration and production......     3,925          --          --                           3,925
  Marine services.................    30,597          --          --                          30,597
  Depreciation, depletion and
     amortization.................    12,944          --       3,703          2,030 (b)       19,150
                                                                                473 (c)
  Refinery assets writedown.......        --     125,049          --       (125,049)(d)           --
                                    --------   ---------    --------      ---------        ---------
          Total Operating Costs
            and Expenses..........   178,186     316,691     199,388       (121,046)         573,219
                                    --------   ---------    --------      ---------        ---------
Operating Profit (Loss)...........    17,853    (106,247)      2,073        121,046           34,725
General and Administrative........    (3,372)     (5,139)     (2,512)                        (11,023)
Interest Expense, Net of
  Capitalized Interest............    (2,665)     (2,436)        (10)         4,708 (f)      (13,326)
                                                                            (12,923)(g)
Interest Income...................       108          --          --                             108
Other Expense, Net................    (1,034)         --          --           (703)(h)       (1,737)
                                    --------   ---------    --------      ---------        ---------
Earnings Before Income Taxes......    10,890    (113,822)       (449)       112,128            8,747
Income Tax Provision..............     4,831     (33,676)        (80)        32,774 (i)        3,849
                                    --------   ---------    --------      ---------        ---------
Earnings Before Extraordinary
  Items...........................     6,059     (80,146)       (369)        79,354            4,898
Preferred Dividend................        --          --          --         (2,990)(j)       (2,990)
                                    --------   ---------    --------      ---------        ---------
Earnings Before Extraordinary
  Items Available for Common
  Shares..........................  $  6,059   $ (80,146)   $   (369)     $  76,364        $   1,908
                                    ========   =========    ========      =========        =========
Weighted Average Common Shares -
  Basic...........................    26,309                                  5,750           32,059
                                    ========                              =========        =========
Weighted Average Common Shares and
  Potentially Dilutive Common
  Shares -- Diluted...............    26,789                                  5,750           32,539
                                    ========                              =========        =========
Earnings Before Extraordinary
  Items:
  Per Share -- Basic..............  $   0.23                                               $    0.06
                                    ========                                               =========
  Per Share -- Diluted............  $   0.23                                               $    0.06
                                    ========                                               =========

    NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997 AND THREE MONTHS ENDED MARCH 31, 1998

(a)  Represents an adjustment for a Tesoro contract termination.

(b) Represents an adjustment in depreciation expense due to the change in property, plant and equipment to fair value. Pro forma depreciation is calculated on the straight-line method over estimated useful lives of 28 years for refineries and five to ten years for machinery, equipment and buildings.

(c)  Represents the amortization of goodwill over 25 years.

(d) Represents elimination of the charge for asset and goodwill impairment recognized in the BHP Hawaii historical financial statements.

(e) Includes BHP Hawaii employee bonuses of $4 million in the year ended December 31, 1997, which were awarded based upon the performance of BHP operations that are not to be acquired by Tesoro.

(f) Represents elimination of interest on BHP Hawaii's obligations that were not assumed by Tesoro and the elimination of interest on Tesoro's obligations that were refinanced.

(g) Represents additional interest under the Revolver, the Term Loans, the 9% Senior Subordinated Notes and accretion of the $50 million BHP Note.

(h) Represents the amortization of debt issuance costs related to the Revolver, the Term Loans and the 9% Senior Subordinated Notes.

(i) Represents the tax effect of the adjustments above, excluding amortization of goodwill for the Washington Acquisition.

(j) Represents a 7.25% annual dividend rate on the Mandatorily Convertible Preferred Stock.